UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 21, 2006
MGM MIRAGE
(Exact name of registrant as specified in its charter)

DELAWARE	0-16760	88-0215232
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
ITEM 8.01 OTHER EVENTS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
INDEX TO EXHIBITS
EX-4.1
EX-4.2
EX-25

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

ITEM 8.01 OTHER EVENTS
     On December 21, 2006, MGM MIRAGE, a Delaware corporation (the “Company”), completed its previously announced offering of $750,000,000 aggregate principal amount of the Company’s 7.625% Senior Notes due 2017 (the “Notes”). The Notes were sold pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-133925) previously filed with the Securities and Exchange Commission.
     The Notes were issued pursuant to the terms set forth in an indenture, dated as of December 21, 2006, entered into by and among the Company, certain subsidiaries of the Company, and U.S. Bank National Association, as trustee, as supplemented by a Supplemental Indenture dated December 21, 2006, entered into by and among the Company, certain subsidiaries of the Company, and U.S. Bank National Association, as trustee (as supplemented, the “Indenture”). The Indenture will govern the terms and conditions of the Notes. Under the Indenture, the Notes will bear interest at a rate of 7.625%, with the interest thereon accruing as of the date of issuance, and mature on January 15, 2017. Interest on the Notes will be payable semi-annually on January 15 and July 15 of each year, beginning July 15, 2007. Pursuant to the Indenture, the Notes are guaranteed on a senior basis by substantially all of the Company’s wholly owned U.S. subsidiaries but not including any U.S. holding companies of the Company’s foreign subsidiaries. The Indenture contains customary covenants that will limit the Company’s ability and, in certain instances, the ability of the Company’s subsidiaries to incur liens on assets to secure debt, enter into certain sale and lease-back transactions, and merge or consolidate with another company or sell substantially all assets.
     The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by the terms of the Indenture, which is filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description of Exhibit
4.1	Indenture dated as of December 21, 2006, among MGM MIRAGE, certain subsidiaries of MGM MIRAGE, and U.S. Bank National Association.

4.2	Supplemental Indenture dated as of December 21, 2006, by and among MGM MIRAGE, certain subsidiaries of MGM MIRAGE, and U.S. Bank National Association.

4.3	Form of Note (included in Exhibit 4.2 hereto).

25	Statement of Eligibility on Form T-1 of U.S. Bank National Association, as trustee of the 7.625% Senior Notes due 2017.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE
Date: December 21, 2006	By:	/s/ Bryan L. Wright
		Name:	Bryan L. Wright
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

4.1	Indenture dated as of December 21, 2006, among MGM MIRAGE, certain subsidiaries of MGM MIRAGE, and U.S. Bank National Association.

4.2	Supplemental Indenture dated as of December 21, 2006, by and among MGM MIRAGE, certain subsidiaries of MGM MIRAGE, and U.S. Bank National Association.

4.3	Form of Note (included in Exhibit 4.2 hereto).

25	Statement of Eligibility on Form T-1 of U.S. Bank National Association, as trustee of the 7.625% Senior Notes due 2017.

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